UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 5, 2009

State Street Corporation
..............................................................................................
(Exact name of registrant as specified in its charter)

Massachusetts	001-07511	04-2456637
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(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Lincoln Street, Boston, Massachusetts 02111
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(Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code:   (617) 786-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01.	Regulation FD Disclosure.

On February 5, 2009, at 12:30 p.m. (EST), Ronald E. Logue, Chairman of the Board and Chief Executive Officer of State Street Corporation, Edward J. Resch, State Street’s Executive Vice President and Chief Financial Officer, Joseph L. Hooley, State Street’s President and Chief Operating Officer and Scott F. Powers, President and Chief Executive Officer of State Street Global Advisors, will provide a presentation to investors and analysts.  The presentation slides that Messrs. Logue, Resch, Hooley and Powers will present are furnished herewith as Exhibit 99.1 and are incorporated herein by reference.   The presentation will be accessible, in listen-only mode, on State Street’s investor relations home page, at www.statestreet.com/stockholder, and via telephone, at +1 (706) 679-5594 (Conference ID # 82862937). Recorded replays of the presentation will be available on the web site and by telephone +1 (706) 645-9291 (Conference ID # 82862937) beginning at 5:30 p.m. (EST) that day. The telephone replay will be available for approximately two weeks following the conference call.  A press release issued by State Street earlier today, the presentation slides referenced above and to be referred to at today’s presentation, and additional financial information are available on State Street’s website, at www.statestreet.com/stockholder, under “Investor Information—Latest News,” “—Annual Reports and Financial Trends—Financial Trends” and “—Investor Events and Presentations.”

The information in this Item 7.01, and in Exhibit 99.1 attached to this Form 8-K, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall this Item 7.01, such Exhibit 99.1 or any of the information contained therein be deemed incorporated by reference in any filing under the Securities Exchange Act of 1934 or the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Exhibits.

(d)	Exhibits

	99.1	Slides for the presentation by Ronald E. Logue, Edward J. Resch, Joseph L. Hooley and Scott F. Powers to investors and analysts on February 5, 2009 (such Exhibit 99.1 is furnished and not filed) ..

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE STREET CORPORATION

	By:	/s/ James J. Malerba
	Name:	James J. Malerba
	Title:	Executive Vice President and Corporate Controller

Date: February 5, 2009

EXHIBIT INDEX

Exhibit No.	Description

99.1	Slides for the presentation by Ronald E. Logue, Edward J. Resch, Joseph L. Hooley and Scott F. Powers to investors and analysts on February 5, 2009 (such Exhibit 99.1 is furnished and not filed).